PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                          STRONG SCHAFER BALANCED FUND


               Supplement to the Prospectus dated February 1, 2001


On January 26, 2001, the Board of Directors of the Strong Schafer Balanced Fund approved a change in the name of the fund. Therefore, effective March 12, 2001, the fund will be named the Strong Balanced Stock Fund. Strong Capital Management, Inc., the fund's investment advisor, anticipates that the name change will not result in any material change to the fund's portfolio composition or in the manner in which the fund is managed. In addition, the Strong Balanced Stock Fund is a series of the Strong Schafer Funds, Inc. (Corporation) and consistent with the fund's name change, the Corporation's name will be changed to the Strong Balanced Stock Fund, Inc.



           The date of this Prospectus Supplement is February 1, 2001.